Amplify Weight Loss Drug & Treatment ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Health Care - 89.8%(a)
Altimmune, Inc.(b)	882	$5,865
Amgen, Inc.	519	162,162
AstraZeneca PLC - ADR	2,847	222,038
Bachem Holding AG	228	20,920
Catalent, Inc.(b)	1,266	71,187
Chugai Pharmaceutical Co. Ltd.	4,100	145,689
Eli Lilly & Co.	521	471,703
Gerresheimer AG	224	24,079
Gubra AS(b)	41	2,881
Hanmi Pharm Co. Ltd.	85	16,704
Hims & Hers Health, Inc.(b)	1,086	21,926
Innovent Biologics, Inc.(b)(c)(d)	17,500	82,486
Merck & Co., Inc.	1,084	134,199
Merck KGaA	832	137,990
Novo Nordisk AS - ADR	3,113	444,350
OPKO Health, Inc.(b)	4,130	5,163
Pfizer, Inc.	5,183	145,020
Roche Holding AG	518	143,825
Structure Therapeutics, Inc. - ADR(b)	1,588	62,361
Thermo Fisher Scientific, Inc.	271	149,863
United Laboratories International Holdings Ltd.	6,000	6,332
Viking Therapeutics, Inc.(b)	1,291	68,436
West Pharmaceutical Services, Inc.	461	151,849
Ypsomed Holding AG	27	12,139
Zealand Pharma AS(b)	708	90,812
		2,799,979

Information Technology - 5.0%
FUJIFILM Holdings Corp.	6,600	154,353

Materials - 2.9%
Mitsubishi Chemical Group Corp.	16,400	91,053
TOTAL COMMON STOCKS (Cost $3,004,654)		3,045,385

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
Invesco Government & Agency Portfolio -Institutional Class, 5.25%(e)	38,355	38,355
TOTAL SHORT-TERM INVESTMENTS (Cost $38,355)		38,355

TOTAL INVESTMENTS - 98.9% (Cost $3,043,009)		$3,083,740
Other Assets in Excess of Liabilities - 1.1%		35,851
TOTAL NET ASSETS - 100.0%		$3,119,591

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2024, the value of these securities total $82,486 or 2.6% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2024, the value of these securities total $82,486 or 2.6% of the Fund’s net assets.

(e)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Weight Loss Drug & Treatment has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	3,045,385	–	–	3,045,385
Money Market Funds	38,355	–	–	38,355
Total Investments	3,083,740	–	–	3,083,740

Refer to the Schedule of Investments for additional information.

Allocation of Portfolio Holdings by Country as of June 30, 2024
(% of Net Assets)
United States	$1,488,089	47.8%
Denmark	538,043	17.2
Japan	391,095	12.6
United Kingdom	222,038	7.1
Switzerland	176,884	5.7
Germany	162,069	5.2
China	82,486	2.6
South Korea	16,704	0.5
Hong Kong	6,332	0.2
Other Assets in Excess of Liabilities	35,851	1.1
	$3,119,591	100.0%